UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) October 30, 2006

                ART'S-WAY MANUFACTURING CO., INC.
    (Exact Name of Registrant As Specified In Its Charter)

                              Delaware
             State or Other Jurisdiction of Incorporation

                0-05131                 42-0920725
             (Commission               (IRS Employer
                File No.)           Identification Number)

                            P.O. Box 288
                        Armstrong, Iowa 50514
         (Address of Principal Executive Offices) (Zip Code)

                           (712) 864-3131
         (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

                             Form 8-K

    Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

Effective October 30, 2006, Michael Hilderbrand resigned as President of the Company. E.W. Muehlhausen has been appointed as an Interim President pending the hiring of a new President. Mr. Muehlhausen was most recently employed as President of McCormick International USA, Inc., of Norcross, Georgia, prior to that Mr. Muehlhausen was employed by Ford Power Products of Dearborn, Michigan as their Director of Sales and Marketing. He also worked for Belarus Machinery Inc., of Milwaukee, Wisconsin as their Manager of Operations and New Business Development.

   Items 8.01 and 9.01	Other Events; Financial Statements and Exhibits

On November 3, 2006, the Company issued a press release announcing the information in 5.02, a copy of which is attached as Exhibit 99.1.

The foregoing information, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such filing.

                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ART'S-WAY MANUFACTURING CO., INC.

Date: November 3, 2006                By: /s/ Carrie L. Majeski
                                          Carrie L. Majeski
                                          Chief Financial Officer

                           Exhibit Index

                            Description

Exhibit No. 99.1   Art's-Way Manufacturing Co., Inc., Press Release
dated November 3, 2006.